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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  JULY 21, 1999


                               Sapient Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-28074                                           04-3130648
 ----------------------                      ----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


          One Memorial Drive
            Cambridge, MA                                             02142
 --------------------------------------                              --------
(Address of Principal Executive Offices)                            (Zip Code)


                                 (617) 621-0200
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 4.  Change in Registrant's Certifying Accountant.

(a) On July 21, 1999, Sapient Corporation ("Sapient") dismissed KPMG LLP ("KPMG") as its independent certified public accountant. The reports of KPMG on Sapient's financial statements for the fiscal years ended December 31, 1998 and 1997 did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During Sapient's two most recent fiscal years and subsequent interim periods, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make reference to such disagreement in its reports. The Audit Committee of Sapient's Board of Directors recommended the change of accountants and that action was approved by the Board of Directors of Sapient.

(b) Sapient solicited proposals from various accounting firms and following review of such proposals, engaged PriceWaterhouseCoopers LLC ("PWC") to act as Sapient's independent certified public accountant effective July 22, 1999. During the two most recent fiscal years and subsequent interim periods, Sapient has not consulted PWC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Sapient's financial statements, or any matter that was the subject of a disagreement or a reportable event.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      EXHIBITS

         16.1 Letter from KPMG dated July 26, 1999 addressed to the Securities and Exchange Commission.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  July 26, 1999                           SAPIENT CORPORATION
                                               --------------------------------
                                               (Registrant)



                                               By: /s/ Susan D. Johnson
                                                   ----------------------------
                                                   Susan D. Johnson
                                                   Chief Financial Officer







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EXHIBIT INDEX


Exhibit
Number   Description
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16.1     Letter from KPMG LLP dated July 26, 1999 addressed to the
         Securities and Exchange Commission.






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